Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended December 31, 2017

FRANKLIN, Tenn., February 22, 2018 / PRNewswire / -- Community Healthcare Trust Incorporated (NYSE: CHCT) (the "Company") today announced results for the three months ended December 31, 2017. The Company reported net income for the fourth quarter of approximately $1.6 million, or $0.08 per diluted common share. Normalized funds from operations and adjusted funds from operations ("AFFO") for the three months ended December 31, 2017 totaled $0.37 per diluted common share.

Highlights include:

•
During the fourth quarter of 2017, the Company acquired six real estate properties for an aggregate purchase price of approximately $40.2 million. The Company's expected returns on these investments range from approximately 9.0% to 10.5%. Upon acquisition, the properties were 100.0% leased in the aggregate with lease expirations ranging from 2021 through 2032. In addition, we purchased $11.45 million face value of certain promissory notes, secured by accounts receivable of our bankrupt borrower, for $8.75 million from a syndicate of banks, a $2.7 million discount to face value.

•
On February 1, 2018, the Company’s Board of Directors declared a quarterly common stock dividend in the amount of $0.3975 per share. The dividend is payable on March 2, 2018 to stockholders of record on February 16, 2018.

•
The Company has three properties under definitive purchase agreements for an aggregate purchase price of approximately $16.8 million with expected returns ranging from approximately 9.0% to 9.6%. The Company anticipates these properties will close during the first quarter of 2018. However, the Company is currently performing due diligence procedures customary for these types of transactions and cannot provide assurance as to the timing of when, or whether, these transactions will actually close.

•
The Company also has three properties under definitive purchase agreements, to be acquired after completion and occupancy, for an aggregate expected purchase price of approximately $40.4 million. The Company expects to close on one of these properties sometime in the first half of 2018 and expects to close on the remaining two properties sometime in the second half of 2018. The Company's expected aggregate return on these investments ranges up to approximately 11%.  However, the Company cannot provide assurance as to the timing of when, or whether, these transactions will actually close.

About Community Healthcare Trust Incorporated

Community Healthcare Trust Incorporated is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in non-urban markets throughout the United States. The Company had investments of approximately $399.1 million in 86 real estate properties, including one mortgage note, as of December 31, 2017, located in 26 states, totaling approximately 2.0 million square feet.
Additional information regarding the Company, including this quarter's operations, can be found at www.chct.reit.  Please contact the Company at 615-771-3052 to request a printed copy of this information.
Cautionary Note Regarding Forward-Looking Statements
This press release contains statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "believes", "expects", "may", "should", "seeks", "approximately",

"intends", "plans", "estimates", "anticipates" or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company's control. Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company's common stock, changes in the Company's business strategy, availability, terms and deployment of capital, the Company's ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company's competition, the ability to consummate acquisitions under contract and the other factors described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and the Company's other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this release and the Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands, except per share amounts)

	December 31, 2017	December 31, 2016

ASSETS
Real estate properties:
Land and land improvements	$44,419	$29,884
Buildings, improvements, and lease intangibles	343,955	222,755
Personal property	112	97
Total real estate properties	388,486	252,736
Less accumulated depreciation	(36,136)	(18,404)
Total real estate properties, net	352,350	234,332
Cash and cash equivalents	2,130	1,568
Mortgage note receivable, net	10,633	10,786
Other assets, net	20,653	4,843
Total assets	$385,766	$251,529

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$93,353	$51,000
Accounts payable and accrued liabilities	4,056	3,541
Other liabilities	4,983	2,981
Total liabilities	102,392	57,522

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized; 18,085,798 and 12,988,482 shares issued and outstanding at December 31, 2017 and 2016, respectively	181	130
Additional paid-in capital	324,303	214,323
Cumulative net income	4,775	1,265
Accumulated other comprehensive loss	258	—
Cumulative dividends	(46,143)	(21,711)
Total stockholders’ equity	283,374	194,007
Total liabilities and stockholders' equity	$385,766	$251,529

The Condensed Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2017 AND 2016
(Unaudited)
(Amounts in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
REVENUES
Rental income	$9,103	$5,811	$31,071	$18,999
Tenant reimbursements	1,451	1,314	5,071	4,564
Mortgage interest	248	267	1,022	1,634
Other operating	160	—	179	—
	10,962	7,392	37,343	25,197

EXPENSES
Property operating	2,579	1,504	8,682	4,744
General and administrative	801	856	3,475	3,228
Depreciation and amortization	4,983	3,558	17,732	13,201
Bad debts	—	52	67	155
	8,363	5,970	29,956	21,328
OTHER INCOME (EXPENSE)
Interest expense	(1,051)	(391)	(3,948)	(1,178)
Interest and other income, net	4	2	71	30
	(1,047)	(389)	(3,877)	(1,148)
NET INCOME	$1,552	$1,033	$3,510	$2,721

NET INCOME PER COMMON SHARE:
Net income per common share – Basic	$0.08	$0.08	$0.19	$0.24
Net income per common share – Diluted	$0.08	$0.08	$0.19	$0.24
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-BASIC	17,574	12,686	14,815	11,238
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-DILUTED	17,574	12,759	14,815	11,320

The Condensed Consolidated Statements of Income do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO, NORMALIZED FFO, and AFFO (1)
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,
	2017	2016
Net income	$1,552	$1,033
Real estate depreciation and amortization	4,978	3,554
Total adjustments	4,978	3,554
Funds From Operations	$6,530	$4,587
Transaction costs (2)	25	200
Normalized Funds From Operations	$6,555	$4,787
Straight line rent	(351)	(201)
Deferred compensation	428	221
AFFO	$6,632	$4,807
Funds from Operations per Common Share-Diluted	$0.37	$0.36
Normalized Funds From Operations Per Common Share-Diluted	$0.37	$0.38
AFFO Per Common Share-Diluted	$0.37	$0.38
Weighted Average Common Shares Outstanding-Diluted (3)	17,769	12,759

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO"), normalized FFO and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that normalized FFO and AFFO are useful because they allow investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO which it has defined as FFO excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded and has included AFFO which it has defined as normalized FFO excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. Normalized FFO and AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definitions.

FFO, normalized FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO, normalized FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
Upon the adoption of Accounting Standards Update ("ASU") No, 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, on January 1, 2017, the Company expects that substantially all of its acquisitions will be accounted for as asset acquisitions. As such, transaction costs related to its acquisitions will be capitalized into the real estate property. The transaction costs of $25,000 above for the three months ended December 31, 2017 relate to costs associated with the acquisition of $8.75 million in promissory notes.

(3)	Diluted weighted average common shares outstanding for FFO are calculated based on the treasury method, rather than the 2-class method.

CONTACT: W. Page Barnes, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated